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                                                                    EXHIBIT 10.1


                    MUTUAL TERMINATION AND RELEASE AGREEMENT

         This MUTUAL TERMINATION AND RELEASE AGREEMENT (the "Agreement"), dated as of the 30th day of June, 2000, is made and entered into by and among Prison Realty Trust, Inc. ("Prison Realty"), Corrections Corporation of America ("CCA"), Prison Management Services, Inc. ("PMSI"), and Juvenile and Jail Facility Management Services, Inc. ("JJFMSI"), on the one hand (collectively, the "Companies"), and Pacific Life Insurance Company, on the other hand ("Pacific Life").

                              W I T N E S S E T H:

         WHEREAS, Prison Realty, CCA, PMSI and JJFMSI, on the one hand, and Pacific Life, on the other hand, have entered into that certain Securities Purchase Agreement, dated as of April 5, 2000, as executed on April 16, 2000 (the "Securities Purchase Agreement"); and

         WHEREAS, pursuant to Section 10.1(a) of the Securities Purchase Agreement, the Securities Purchase Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the Closing Date (as such term is defined in the Securities Purchase Agreement) of the Securities Purchase Agreement by the mutual written consent of Pacific Life and the Companies.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

         1. Termination of Securities Purchase Agreement. The Companies, on the one hand, and Pacific Life, on the other hand, hereby terminate the Securities Purchase Agreement pursuant to, and in accordance with, Section 10.1(a) of the Securities Purchase Agreement. In connection with the termination of the Securities Purchase Agreement, all further obligations of the parties under the Securities Purchase Agreement, including the obligations set forth in Section
7.3 of the Securities Purchase Agreement, except as is set forth in the next sentence of this Section 1, shall be terminated without further liability or obligation on the part of any party. The Companies have agreed that within five
(5) business days after the date of this Agreement, to pay any invoices previously submitted by Pacific Life which remain unpaid and any final closing invoice submitted by Pacific Life within such period with respect to expenses actually incurred by Pacific Life pursuant to Section 7.3.

         2. Release, Discharge and Dismissal.

         2.1 Release by the Companies. Each of the Companies, on behalf of the Companies and the Companies' successors, attorneys, accountants, advisors, assigns, officers, directors, affiliates, agents, employees, relatives, and representatives hereby knowingly and voluntarily releases, acquits and forever discharges Pacific Life, its successors, attorneys, accountants, advisors, assigns, affiliates, agents, officers, directors, employees, relatives and representatives (the "Pacific Life Parties) from any and all actions, causes of action, claims, suits, demands, rights, damages, costs, invoices,



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accounts, judgments, executions, debts, obligations, rights of contribution and indemnification, and any and all other liabilities of any kind or nature whatsoever, either in law or in equity, known or unknown, suspected or unsuspected, foreseen or unforeseen, matured or unmatured, which from the beginning of the world up to and including the date hereof exists, or may have existed or which hereafter can, shall or may exist relating to or arising out of the Securities Purchase Agreement.

         2.2 Release by Pacific Life. Pacific Life, on behalf of itself and its successors, attorneys, accountants, advisors, assigns, officers, directors, affiliates, agents, employees, relatives, and representatives hereby knowingly and voluntarily releases, acquits and forever discharges the Companies, and their successors, assigns, attorneys, accountants, advisors, affiliates, agents, and employees, relatives and representatives (the "Companies Parties") from any and all actions, causes of action, claims, suits, demands, rights, damages, costs, invoices, accounts, judgments, executions, debts, obligations, rights of contribution and indemnification, and any and all other liabilities of any kind or nature whatsoever, either in law or in equity, known or unknown, suspected or unsuspected, foreseen or unforeseen, matured or unmatured, which from the beginning of the world up to and including the date hereof exists, or may have existed or which hereafter can, shall or may exist relating to or arising out of the Securities Purchase Agreement.

         3. Confidentiality and Non-Disclosure. Pacific Life hereby agrees that any of the information furnished or otherwise obtained, directly or indirectly, in connection with the transactions contemplated by the Securities Purchase Agreement, by Pacific Life, or its directors, officers, partners, employees, agents or representatives including, without limitation, attorneys, accountants, partners, experts and consultants (collectively, the "Representatives") and all reports, analysis, compilations, data, studies or other documents prepared by Pacific Life or its Representatives containing or based, in whole or in part, on any such furnished information (collectively, the "Information") will be kept strictly confidential and will not, without the prior written consent of the Companies, be disclosed to any other individual, corporation, partnership, joint venture, trust or association in any manner whatsoever, in whole or in part; provided that if Pacific Life determines, based on the advice of counsel, that it is legally obligated to release the Information, Pacific Life may release only such portion of the Information as it is legally required to disclose after notice to and consultation with the Companies.

         4. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

         5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF.

         6. Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof and supercedes and terminates all prior agreements relating to the subject matter hereof. No party hereto shall have any right or obligation of any kind whatsoever under all other agreements relating to the subject matter hereof between or among Pacific Life on the one hand, and any or all of the Companies, on the other. Except as expressly provided herein, neither this Agreement



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nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Companies and by Pacific Life.

         7. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which may be executed by only one of the parties hereto, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument. Facsimile signatures shall be deemed to constitute original signatures.

         8. Representation and Warranty of the Companies. Each of the Companies represents and warrants to Pacific Life that this Agreement has been duly authorized, executed and delivered by each of them and constitutes a valid and legally binding obligation of each of them. This representation and warranty shall survive execution and delivery of this Agreement and shall not be governed by the provisions of Section 2.2 hereof.

         9. Representation and Warranty of Pacific Life. Pacific Life represents and warrants to the Companies that this Agreement has been duly authorized, executed and delivered by it and constitutes a valid and legally binding obligation of it. This representation and warranty shall survive execution and delivery of this Agreement and shall not be governed by the provisions of
Section 2.1 hereof.

         10. Public Announcements. The Companies, the Subsidiaries or Pacific Life shall use its or their reasonable best efforts, to provide drafts of any press release, public announcement or filing with any Governmental Entity concerning this Agreement or the subject matter hereof, except as and to the extent that any such party shall be obligated to make any such disclosure by law or by the rules of the NYSE, and then only after consultation with the other regarding the basis of such obligation and the content of such press release, public announcement or filing.


                            Signature page follows.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the day and year first above written.

                                    COMPANIES:

                                    PRISON REALTY TRUST, INC.


                                    /s/  Thomas W. Beasley
                                    --------------------------------------------
                                    By:  Thomas W. Beasley
                                    Its: Chairman of the Board of Directors


                                    CORRECTIONS CORPORATION OF AMERICA


                                    /s/  Doctor R. Crants
                                    --------------------------------------------
                                    By:  Doctor R. Crants
                                    Its: Chief Executive Officer


                                    PRISON MANAGEMENT SERVICES, INC.


                                    /s/  Darrell K. Massengale
                                    --------------------------------------------
                                    By:  Darrell K. Massengale
                                    Its: Chief Executive Officer


                                    JUVENILE AND JAIL FACILITY
                                    MANAGEMENT SERVICES, INC.


                                    /s/  Darrell K. Massengale
                                    --------------------------------------------
                                    By:  Darrell K. Massengale
                                    Its: Chief Executive Officer


                                    PACIFIC LIFE:

                                    PACIFIC LIFE INSURANCE COMPANY

                                    /s/  Samuel Tang
                                    --------------------------------------------
                                    By:  Samuel Tang
                                    Its: Assistant Vice President

                                    /s/  Sharon A. Cheever
                                    --------------------------------------------
                                    By:  Sharon A. Cheever
                                    Its: Vice President and Assistant Secretary





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